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                                                                    Exhibit 24.1

                        THE MONARCH MACHINE TOOL COMPANY

                            LIMITED POWER OF ATTORNEY

                       WHEREAS, The Monarch Machine Tool Company, an Ohio corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), (i) a Registration Statement on Form S-8 covering 175,000 of its common shares, without par value, that may be issued under the Company's 1999 Long-Term Incentive Stock Plan and (ii) a Registration Statement on Form S-8 covering the 50,000 of its common shares, without par value, that may be issued under the Company's 1984 Restricted Stock Bonus Plan (together, the "Registration Statements").

                       NOW THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Richard E. Clemens and Karl A. Frydryk and each of them to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute his name, place and stead, as aforesaid, the Registration Statements and any post-effective amendments thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

                       IN WITNESS WHEREOF, the undersigned has executed this instrument this 4th day of May, 1999.


         /s/ John A. Bertrand                     /s/ William R. Graber
         --------------------------               --------------------------
         John A. Bertrand                         William R. Graber


         /s/ Gerald L. Connelly                   /s/ William A. Enouen
         --------------------------               --------------------------
         Gerald L. Connelly                       William A. Enouen


         /s/ Waldemar M. Goulet                   /s/ David E. Lundeen
         --------------------------               --------------------------
         Waldemar M. Goulet                       David E. Lundeen


         /s/ Joseph M. Rigot
         --------------------------
         Joseph M. Rigot